Execution Version FIRST AMENDMENT This first amendment to the License Agreement between Angion Biomedica Corp, 51 Charles Lindbergh Blvd., NY 11553 Uniondale, the United States of America (“Angion”) and Ohr Cosmetic LLC, 7 Essex Street, Suite 4A, New York NY 10002 (“Ohr”), dated November 15, 2013 (the “First Amendment”). Angion and Ohr may hereinafter be referred to individually as a “Party” or jointly as the “Parties”. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement. PREAMBLE WHEREAS, the Parties concluded a License Agreement with an effective date of November 15, 2013 (the “Agreement”); WHEREAS, the Parties would like to amend certain provisions of the Agreement to reflect the current business strategies, operations and priorities of each Party; WHEREAS, Angion no longer desires to prosecute and maintain the patent rights licensed under the Agreement at its expense; and WHEREAS, the Parties agree this first amendment is required for the continuation and preservation of the Agreement. NOW THEREFORE, in consideration of the mutual covenants expressed herein and for good and valuable consideration, the Parties hereto agree as follows: ARTICLE 1 – DEFINITIONS Section 1.7. Schedule 1 setting forth the Licensed Patent Rights defined in Section 1.7 is hereby deleted and replaced with Schedule 1 (2022), attached hereto as Appendix A to First Amendment. Section 1.8. “Licensed Product” is hereby deleted and replaced with the following language: “Section 1.8. "Licensed Product" means any compound covered by or incorporating the Licensed Patent Rights, including but not limited to ANG-3522, for use in conditions of the skin or hair, or whose making, use, manufacture or sale, that but for the licenses granted to Ohr in this Agreement would infringe at least one Valid Patent Claim.” ARTICLE 2 – LICENSES A Section 2.3 is hereby added to the Agreement, the language of which is as set forth below: “2.3. License to Angion. To the extent that Ohr determines to maintain and prosecute Licensed Patent Rights at its own expense, as set forth in Section 6.2, Ohr hereby grants Angion a fully paid, irrevocable, exclusive license for any use or purpose to any and all patent applications, patents and claims resulting from Licensed Patent Rights outside the Licensed Field. ARTICLE 3 – FEES AND ROYALTIES Section 3.1 of the Agreement is deleted and replaced with the following language: “3.1. Upfront and Expense Reimbursement Payments. Prior to November 22, 2022, Ohr shall reimburse Angion for all expenses associated with the ANG-3522 human topical irritation study and expenses associated with patent protection for the Licensed Patent Rights, and all expenses related to the review of any agreements between the Parties. For patent expenses related to Licensed Patent Rights, if a patent application covers only subject matter in the Licensed Field Ohr shall reimburse Angion 100% of the expenses. If a patent application includes, but does not only cover, the Licensed Field, Ohr shall reimburse Angion one-third (33.3%) of the expenses related thereto. DocuSign Envelope ID: 643EFA0F-2014-4FF9-A4D1-603C4EE9C638

Execution Version Reimbursable expenses shall be invoiced by Angion to Ohr on a monthly basis via email and payment of such expenses shall be due to Angion within thirty (30) days of the date of Angion’s invoice. On or after November 22, 2022, Ohr shall reimburse Angion 100% of expenses related to the prosecution and maintenance of all Licensed Patent Rights.” ARTICLE 6 – INTELLECTUAL PROPERTY Section 6.2 of the Agreement is deleted and replaced with the following language: “6.2. Prosecution. As of the effective date of Agreement Amendment No. 1, since Angion has determined it will no longer prosecute and maintain the Licensed Patent Rights at its expense, Ohr shall have the right to maintain and prosecute such Licensed Patent Rights at its own expense without reimbursement by Angion (such Licensed Patent Rights hereafter referred to as “Ohr-Controlled Licensed Patent Rights”). Angion shall have the right to review and comment on any proposed strategy to be undertaken by Ohr for the Ohr-Controlled Licensed Patent Rights, and Ohr shall provide any change in strategy or copies of any drafts therefor to Angion at least 30 days prior to any deadline. For purposes of clarity, Angion shall have no obligations to maintain or prosecute at its expense any of the Licensed Patent Rights. To the extent that Angion incurred or incurs reimbursable prosecution expenses since November 22, 2022 or continues to incur reimbursable expenses related to the prosecution and maintenance of the Licensed Patent Rights or transfer of prosecution responsibility of the Licensed Patent Rights to Ohr, Ohr shall reimburse Angion for those expenses as set forth in Section 3.1 herein.” A Section 6.6 is added to the Agreement, the language of which is set forth below: “6.6. Covenant Not to Sue for Patent Infringement: Ohr agrees and covenants not to sue Angion for patent infringement for Angion’s practice of the Licensed Patent Rights, outside the Licensed Field, consistent with the Agreement as amended.” ARTICLE 8 – FURTHER DEVELOPMENT ACTIVITIES The first sentence of Section 8.2 of the Agreement shall be deleted and replaced with the following language: “8.2. Further development by Ohr. Ohr shall own all intellectual property not resulting from the Licensed Patent Rights and clinical trial data it develops independently. …” ARTICLE 9 – GENERAL The contact information in Section 9.2 of the Agreement for Ohr is amended as follows: “If to Ohr: Ohr Cosmetics LLC 7 Essex Street, Suite 4A New York NY 10002 If to Angion: Angion Biomedica Corp. 51 Charles Lindbergh Boulevard Uniondale, NY 15533 With copy for Notice purposes only to: On behalf of Angion Biomedica Corp. DocuSign Envelope ID: 643EFA0F-2014-4FF9-A4D1-603C4EE9C638

Execution Version Choate, Stewart & Hall Two International Place Boston, MA 02110 Other than modifications and changes specifically included in this First Amendment, the Agreement shall remain unchanged. IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed. Angion Biomedica Corp. Ohr Cosmetics LLC ________________________________ _______________________________ Print name: Print name: Title: Title: Date: Date: DocuSign Envelope ID: 643EFA0F-2014-4FF9-A4D1-603C4EE9C638 Elisha Goldberg 2/5/2023 Director Jennifer Rhodes 2/5/2023 EVP General Counsel

DocuSign Envelope ID: 643EFA0F-2014-4FF9-A4D1-603C4EE9C638

Execution Version

Appendix A - Schedule 1 (2022)

CYP26 Parent Family							
Country	Angion Ref.	Case Type	Application Status	Application Number	Filing Date	Patent Number	Issue Date
US	ANG-1034-P	PRO	Converted	61/396696	01-Jun-2010		
US	ANG-1034-P2	PRO	Converted	61/460243	29-Dec-2010		
WO	ANG-1034-PCT	ORD	National	PCT/US11/38695	01-Jun-2011		
AU	ANG-1034-PCT-AU	PCT	Granted	2011261586	01-Jun-2011	2011261586	
CA	ANG-1034-PCT-CA	PCT	Granted	2800664	01-Jun-2011	2800664	24-Sep-2019
CN	ANG-1034-PCT-CN	PCT	Granted	201180034394.7	01-Jun-2011	ZL201180034394.7	04-Jul-2017
EP	ANG-1034-PCT-EP	PCT	Allowed	11790311.2	01-Jun-2011		
IL	ANG-1034-PCT-IL	PCT	Abandoned	223056	01-Jun-2011		
IN	ANG-1034-PCT-IN	PCT	Granted	2915/MUMNP/2012	01-Jun-2011	307052	08-Feb-2019
JP	ANG-1034-PCT-JP	PCT	Granted	2013-513284	01-Jun-2011	6088425	10-Feb-2017
US	ANG-1034-PCT-US	PCT	Granted	13/700730	28-Nov-2012	8513291	20-Aug-2013
US	ANG-1034-PCT-US1	CON	Granted	13/935517	04-Jul-2013	8865752	21-Oct-2014
US	ANG-1034-PCT-US2	CON	Abandoned	14/493976	23-Sep-2014		
US	ANG-1034-PCT-US3	CON	Abandoned	15/153033	12-May-2016		
US	ANG-1034-PCT-US4	CON	Granted	15/364211	29-Nov-2016	10414760	17-Sep-2019
US	ANG-1034-PCT-US5	CON	Abandoned	16/502806	03-Jul-2019		
US	ANG-1034-PCT-US6	CON	Abandoned	16/690119	21-Nov-2019		
US	ANG-1034-PCT-US7	CON	Abandoned	16/924542	09-Jul-2020		
US	ANG-1034-PCT-US8	CON	Published	17/179509	19-Feb-2021		
CYP26 Selection Family							
Country	Angion Ref.	Case Type	Application Status	Application Number	Filing Date	Patent Number	Issue Date
US	ANG-1080-P	PRO	Converted	62/035596	11-Aug-2014		
WO	ANG-1080-PCT	ORD	National	PCT/US15/044557	11-Aug-2015		
AU	ANG-1080-PCT-AU	PCT	Granted	2015301891	11-Aug-2015	2015301891	19-Mar-2020
CA	ANG-1080-PCT-CA	PCT	Allowed	2957785	11-Aug-2015		
CH	ANG-1080-PCT-CH	EPP	Granted	15832340.2	11-Aug-2015	3180335	05-May-2021
CN	ANG-1080-PCT-CN	PCT	Granted	201580048388.5	11-Aug-2015	ZL201580048388.5	26-Mar-2021
CN	ANG-1080-PCT-CN1	DIV	Published	202110252572.9	11-Aug-2015		
DE	ANG-1080-PCT-DE	EPP	Granted	15832340.2	11-Aug-2015	602015069079.6	05-May-2021
DK	ANG-1080-PCT-DK	EPP	Granted	15832340.2	11-Aug-2015	3180335	05-May-2021
EP	ANG-1080-PCT-EP	PCT	Granted	15832340.2	11-Aug-2015	3180335	05-May-2021
EP	ANG-1080-PCT-EP1	DIV	To Abandon	21171677.4	11-Aug-2015		
ES	ANG-1080-PCT-ES	EPP	Granted	15832340.2	11-Aug-2015	3180335	05-May-2021
FR	ANG-1080-PCT-FR	EPP	Granted	15832340.2	11-Aug-2015	3180335	05-May-2021
GB	ANG-1080-PCT-GB	EPP	Granted	15832340.2	11-Aug-2015	3180335	05-May-2021
HK	ANG-1080-PCT-HK1	PCX	Published	42021042990.8	11-Aug-2015		
HU	ANG-1080-PCT-HU	EPP	Granted	15832340.2	11-Aug-2015	3180335	05-May-2021
IE	ANG-1080-PCT-IE	EPP	Granted	15832340.2	11-Aug-2015	3180335	05-May-2021
IL	ANG-1080-PCT-IL	PCT	Granted	250506	11-Aug-2015	250506	01-Dec-2020
IN	ANG-1080-PCT-IN	PCT	Granted	201717006449	11-Aug-2015	370028	23-Jun-2021
IT	ANG-1080-PCT-IT	EPP	Granted	15832340.2	11-Aug-2015	502021000075416	05-May-2021
JP	ANG-1080-PCT-JP	PCT	Granted	2017-507721	11-Aug-2015	6578349	30-Aug-2019
LI	ANG-1080-PCT-LI	EPP	Granted	15832340.2	11-Aug-2015	3180335	05-May-2021
LU	ANG-1080-PCT-LI	EPP	Granted	15832340.2	11-Aug-2015	3180335	05-May-2021
MC	ANG-1080-PCT-MC	EPP	Granted	15832340.2	11-Aug-2015	3180335	05-May-2021
NL	ANG-1080-PCT-NL	EPP	Granted	15832340.2	11-Aug-2015	3180335	05-May-2021
SE	ANG-1080-PCT-SE	EPP	Granted	15832340.2	11-Aug-2015	3180335	05-May-2021
US	ANG-1080-PCT-US	PCT	Granted	15/503267	10-Feb-2017	9988374	05-Jun-2018
US	ANG-1080-PCT-US1	CON	Granted	15/989737	25-May-2018	10556893	11-Feb-2020
US	ANG-1080-PCT-US2	CON	Abandoned	16/782704	05-Feb-2020		
US	ANG-1080-PCT-US3	CON	Granted	17/032775	25-Sep-2020	11459319	04-Oct-2022
US	ANG-1080-PCT-US4	CON	Pending	17/958519	03-Oct-2022

Execution Version DocuSign Envelope ID: 643EFA0F-2014-4FF9-A4D1-603C4EE9C638